[ICON FUNDS LOGO]

                       SUPPLEMENT DATED SEPTEMBER 1, 2003
                            TO ICON FUNDS PROSPECTUS
                             DATED JANUARY 30, 2003

The ICON Funds Prospectus related to the ICON Sector Funds (ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure and
Consumer Staples Fund, ICON Materials Fund, and ICON Telecommunication & Utilities Fund), the ICON Region Funds (ICON Asia-Pacific Region Fund, ICON North Europe Region Fund, and ICON South Europe Region Fund), and the ICON Short-Term Fixed Income Fund ("Prospectus"), is hereby amended as follows:

The section of the Prospectus titled "The Funds' Investment Manager" is amended on page 32 by replacing the second and third paragraphs with the following:

          Meridian and its predecessor company have operated as investment advisers since 1986. Meridian also serves as investment adviser or sub-adviser to a number of other investment advisers, pension and profit-sharing plans, public retirement systems, and private accounts, managing more than $1.3 billion in total assets as of June 30, 2003.

          The Funds are managed using Meridian's quantitative model which was developed by Dr. Craig Callahan. Dr. Callahan has been Chief Investment Officer and Investment Committee chair of Meridian and its predecessor company since 1986. He received a doctorate of business administration (finance) degree from Kent State University and began his investment career in 1979.

          Derek Rollingson, Portfolio Manager and a member of Meridian's Investment Committee, manages the ICON Financial, ICON Leisure and Consumer Staples, ICON Materials and ICON South Europe Region Funds. Mr. Rollingson received a bachelor's degree in finance from Brigham Young University with a minor in statistics in 1997 and is currently pursuing a master's of finance degree at the University of Denver. He joined Meridian in 2000 as an assistant portfolio manager after working as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000.

          Robert Straus, Portfolio Manager and a member of Meridian's Investment Committee, manages the ICON Consumer Discretionary, ICON Information Technology, ICON Telecommunication & Utilities and ICON North Europe Region Funds. Mr. Straus was previously employed by Meridian as its head trader from 1996 to 1999 and rejoined Meridian in 2001 as an assistant portfolio manager. Mr. Straus was a senior equity trader with Charles Schwab & Co., Inc. in 2000 and a partner with Integral Asset Management, LLC from 1999 to 2000. He received a bachelor's degree in journalism from New York University in 1986 and a master's of business administration degree from the University of Denver in 2000. Mr. Straus is a Chartered Financial Analyst Level II candidate and is a Chartered Market Technician.

          J.C. Waller III, Portfolio Manager and a member of Meridian's Investment Committee, manages the ICON Energy, ICON Healthcare, ICON Industrials, and ICON Asia-Pacific Region Funds. Mr. Waller joined Meridian in 2000 as a reserach analyst. He received a bachelor's degree in business administration from Southwestern Oklahoma State University in 1990 and an international master's of business administration degree from the University of Denver in 2003. Mr. Waller was previously employed by the U.S. Army from 1993 to 2000 as a Chinese-Mandarin linguist.

          The ICON Short-Term Fixed Income Fund is team managed by Messrs. Rollingson, Straus, and Waller.

The Prospectus is hereby supplemented by adding the following paragraph under the section "Retirement Accounts" on page 34:

          Effective October 16, 2003 each IRA account maintained under your Social Security number will be charged an annual $15.00 custodial fee.

The Prospectus is hereby supplemented by adding the following paragraph under the section "Transaction Policies" on page 39:

          Please note that in compliance with the USA PATRIOT Act of 2001, effective October 1, 2003, the Transfer Agent will verify certain information on your account application as part of the ICON Funds' Anti-Money Laundering Program. As requested on the application, please supply your full name, date of birth, Social Security number and permanent mailing address. Mailing addresses containing a P.O. Box will not be accepted. If you do not supply the necessary information, the Transfer Agent may not be permitted to open your account. Please contact the Transfer Agent at 1-800-764-0442 if you need additional assistance when completing your application. If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Transfer Agent reserves the right to close your account or take any other action it deems reasonable or required by law.

The Prospectus is hereby supplemented by adding the following sentence to the second paragraph under the section "Taxes" on page 42:

          Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate.

The Prospectus is hereby supplemented by adding the following sentence after the fourth sentence of the third paragraph under the section "Taxes" on page 42:

          The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003.